Summary Prospectus April 1, 2017 American Century Investments® Global Allocation Fund
Investor Class: AGAVX Institutional Class: AGANX	A Class: AGAEX C Class: AGAGX	R Class: AGAFX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated April 1, 2017 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated November 30, 2016. The fund's SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks total return. Total return includes capital appreciation plus dividend and interest income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 15 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None¹	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	1.36%	1.16%	1.36%	1.36%	1.36%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.86%	0.86%	0.86%	0.86%	0.86%
Total Annual Fund Operating Expenses	2.22%	2.02%	2.47%	3.22%	2.72%
Fee Waiver[2,3]	0.97%	0.97%	0.97%	0.97%	0.97%
Total Annual Fund Operating Expenses After Waiver	1.25%	1.05%	1.50%	2.25%	1.75%
1 Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.

2 The advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century funds in which the fund invests. The amount of this waiver fluctuates depending on the fund’s daily allocations to other American Century funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors.
3 The advisor also agreed to waive an additional 0.28 percentage points of the fund’s management fee. The advisor expects this fee waiver to continue until March 31, 2018 and cannot terminate it without the approval of the Board of Directors.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$128	$457	$809	$1,798
Institutional Class	$107	$394	$703	$1,576
A Class	$719	$1,078	$1,460	$2,525
C Class	$229	$762	$1,321	$2,839
R Class	$178	$611	$1,068	$2,333
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
The fund’s asset allocation strategy diversifies investments directly or indirectly among a broad range of global asset classes, including equity securities, debt securities, commodity-related investments and real estate-related investments. The fund also may invest in other alternative asset classes, such as currencies or volatility. The fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the fund has no geographic limits on where it may invest.

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The portfolio managers draw on growth, value and quantitative investment techniques in managing the equity portion of the fund’s portfolio and diversify the fund’s equity investments among small, medium and large companies.

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The fixed-income portion of the fund represents a diverse range of debt securities that vary by issuer type (corporate and government) and credit quality (investment-grade and high-yield securities, also known as “junk bonds”). The fixed-income portion of the fund also may include asset-backed and mortgage-backed securities.

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The fund’s commodity-related investments may include securities of companies engaged in commodity-related businesses, as well as investments providing exposure to underlying commodities. Commodities are assets that have tangible properties, such as oil, metals and agricultural products.

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The fund’s real estate-related investments may provide exposure to securities issued by real estate investment trusts (REITs) or companies engaged in the real estate industry. REITs invest primarily in income-producing real estate or make loans to persons involved in the real estate industry.

Although the fund expects to maintain exposure to each of these asset classes, investment disciplines and categories, the fund is not required to allocate its assets in any fixed proportion. The portfolio managers regularly review the fund’s investments, as well as global macroeconomic conditions and various market valuation metrics, and may make tactical asset allocation changes to emphasize investments that they believe will provide the most favorable outlook for achieving the fund’s objective.
To gain exposure to the various asset classes, the fund may invest in varying combinations of other American Century funds (affiliated funds), unaffiliated funds such as exchange-traded funds (ETFs), securities and other financial instruments. The fund may invest up to 100% of its assets in affiliated and unaffiliated funds (acquired funds).
The fund will invest directly or indirectly at least 40% (unless market conditions are not deemed favorable by the advisor, in which case the fund would invest at least 30%) of its assets in foreign investments. The fund will allocate its assets among at least three different countries (one of which may be the United States). The fund’s foreign investments may include securities of issuers located in developed and emerging market countries, as well as foreign currencies.

As described above, the fund may seek exposure to alternative asset classes such as volatility. The fund may invest in volatility indices as a potential hedge against equity market risk.
The fund may effect short sales of securities and/or ETFs primarily for hedging purposes or to manage the fund’s asset class exposure. The fund also may invest in derivative instruments provided that such investments are in keeping with the fund’s investment objective. For example, the fund may use foreign currency exchange contracts to shift its investment exposure from one currency into another for hedging purposes or to enhance returns. The fund also may invest in futures contracts for hedging purposes or to gain exposure to a particular asset class.
Principal Risks

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Allocation Risk — The fund’s ability to achieve its investment objective depends in part on the managers’ skill in determining the fund’s asset class allocations and in selecting and weighting investments within each class. The managers’ evaluations and assumptions regarding asset classes and investments may differ from actual market conditions.

•	Fund of Funds Risks — The fund’s performance and risks also reflect the performance and risks of the underlying funds in which it invests, including American Century Investments funds.

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Small- and Mid-Cap Stock Risks — Stocks of smaller companies can be more volatile than larger-company stocks. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs. To the extent the fund invests in these companies, it may take on more risk.

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“Growth” and “Value” Style Risks — The fund employs a mix of investment styles, each of which has risks associated with it. Growth stocks can be volatile and may lack dividends that can cushion share prices during market declines. Value stocks may continue to be undervalued by the market for long periods of time.

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Investment Process Risk — Stocks selected by the portfolio managers using quantitative models may perform differently than expected due to the portfolio managers' judgments regarding the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues with the construction and implementation of the models (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the use of the quantitative model will result in effective investment decisions for the fund. Additionally, the commonality of portfolio holdings across quantitative investment managers may amplify losses.

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Interest Rate Risk — Investments in debt securities are sensitive to interest rate changes. Generally, when interest rates rise, the value of debt securities and the funds that hold them will decline. A period of rising interest rates may negatively affect the fund’s performance. The fund will also be exposed to interest rate risk outside of the U.S. where interest rate trends may differ.

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Credit Risk — Debt securities, even investment-grade debt securities, are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.

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High Yield Risk — Issuers of high-yield securities (junk bonds) are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations.

•	Counterparty Risk — If the fund enters into financial contracts, the fund will be subject to the credit risk presented by the counterparties.

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Liquidity Risk — The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price. The market for lower-quality debt securities is generally less liquid than the market for higher-quality securities. Changing regulatory and market conditions, including increases in interest rates and credit spreads, may adversely affect the liquidity of the fund’s investments.

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Foreign Securities Risk — The fund may be affected by political, social or economic events, or natural disasters occurring in a country where the fund invests, which could cause the fund’s investments in that country to experience gains or losses. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Because of these risks and others, securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. Investing in securities of issuers located in emerging market countries is generally riskier than investing in securities of issuers located in developed foreign countries.

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Currency Risk — The fund is subject to the risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the fund’s holdings may be significant depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Currency trends are unpredictable, and to the extent the fund purchases and sells currencies, it will also be subject to the risk that its trading strategies, including efforts at hedging, will not succeed.

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Emerging Market Risk — Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

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Commodity Investing Risk — The fund’s commodity-related investments may be subject to greater volatility than investments in traditional securities.  The value of the fund’s commodity-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity-related indexes. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

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Real Estate Investing Risk — The fund’s real estate-related investments may subject the fund to risks similar to those associated with direct investment in real estate. These risks include changes in economic conditions, interest rates, property values, property tax increases, overbuilding and increased competition, environmental contamination, zoning and natural disasters.

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Exchange-Traded Fund Risk — The risks of owning an exchange-traded fund (ETF) generally reflect the risks of owning the underlying securities they are designed to track, although the price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs also have management fees, which increase their cost.

•	Market Risk — The value of the fund’s shares will go up and down based on the performance of the securities it owns and other factors generally affecting the securities market.

•	Principal Loss — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, including yields, please visit americancentury.com.
The blended index is considered the benchmark for Global Allocation. It combines two widely known indices. The MSCI All Country World Investable Market Index represents 60% of the blended index, and the Bloomberg Barclays Global Aggregate Bond Index represents the remaining 40%.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (3Q 2013): 4.56%    Lowest Performance Quarter (3Q 2015): -6.24%

Average Annual Total Returns For the calendar year ended December 31, 2016	1 year	Since Inception	Inception Date
Investor Class Return Before Taxes	4.44%	2.43%	01/31/2012
Return After Taxes on Distributions	4.20%	1.86%	01/31/2012
Return After Taxes on Distributions and Sale of Fund Shares	2.74%	1.82%	01/31/2012
Institutional Class Return Before Taxes	4.54%	2.63%	01/31/2012
A Class Return Before Taxes	-1.93%	0.92%	01/31/2012
C Class Return Before Taxes	3.32%	1.40%	01/31/2012
R Class Return Before Taxes	3.83%	1.90%	01/31/2012
Blended Index (reflects no deductions for fees, expenses or taxes)	5.99%	5.10%	01/31/2012
MSCI All Country World Investable Market Index (reflects no deductions for fees, expenses or taxes)	8.36%	8.47%	01/31/2012
Bloomberg Barclays Global Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	2.09%	-0.13%	01/31/2012
The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Scott Wittman, CFA, Chief Investment Officer - Asset Allocation and Disciplined Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2012.
Richard Weiss, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2012.
Radu Gabudean, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2013.
Scott Wilson, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2012.
G. David MacEwen, Co-Chief Investment Officer and Senior Vice President, has been chairman of the firm’s Asset Allocation Committee since December 2013.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except the Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.
For all share classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.

Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
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